UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016 (December 13, 2016)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, the board of directors (the “Board”) of Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) appointed Mitchell A. Sabshon, our current chief executive officer and a member of the Board, to also serve as our president effective December 31, 2016.

Mitchell A. Sabshon, 63, has been a director since September 2014 and our chief executive officer since April 2014. Mr. Sabshon has also served as a director of our business manager since October 2013. Mr. Sabshon is also currently the chief executive officer, president and a director of our sponsor, Inland Real Estate Investment Corporation, positions he has held since August 2013, January 2014 and September 2013, respectively. He is a director and the president and chief executive officer of Inland Residential Properties Trust, Inc. and its business manager, positions he has held since December 2013. Mr. Sabshon has also served as a director of Inland Private Capital Corporation since September 2013 and a director of Inland Securities Corporation since January 2014.

Prior to joining Inland, Mr. Sabshon served as Executive Vice President and Chief Operating Officer of Cole Real Estate Investments. As Chief Operating Officer, Mr. Sabshon oversaw the company’s finance, property management, asset management and leasing operations. Prior to joining Cole, Mr. Sabshon held several senior executive positions at leading financial services firms. He spent almost 10 years at Goldman, Sachs & Co. in various leadership positions including President and CEO of Goldman Sachs Commercial Mortgage Capital. He also served as a Senior Vice President in Lehman Brothers' real estate investment banking group. Prior to joining Lehman Brothers, Mr. Sabshon was an attorney in the corporate and real estate structured finance practice groups at Skadden, Arps, Slate, Meagher and Flom in New York. Mr. Sabshon is the Chair-Elect of the Investment Program Association for 2016. He is also a member of the Real Estate Roundtable, the International Council of Shopping Centers, the Urban Land Institute, the Commercial Real Estate Finance Council, the Mortgage Bankers Association, and The Chicago Council on Global Affairs. Mr. Sabshon is a member of the New York State Bar. He also holds a real estate broker license in New York. He received his undergraduate degree from George Washington University and his law degree at Hofstra University School of Law.

The appointment was not made pursuant to any arrangement or understanding with any other person.  We do not separately compensate our executive officers for their service as officers, nor do we reimburse either our business manager or our real estate managers for any compensation paid to individuals who serve as our executive officers or as executive officers of our business manager, our real estate managers or their affiliates. Mr. Sabshon does not have any direct or indirect material interest in any transaction with us or in any currently proposed transaction to which we are a participant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	December 19, 2016	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer